UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 16, 2009
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
315 Groveland Street
Orlando, Florida 32804
(Address of Principal Executive Office) (Zip Code)
(407) 645-2500
(Registrant’s telephone number, including area code)
1350 E. Newport Center Drive, Suite 201
Deerfield Beach, FL 33432
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

     This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2009, in which (i) Exhibit 2.1 was incomplete and (ii) the title of Exhibit 99.3 was incorrect.
     This Amendment contains the complete and accurate Exhibit 2.1 and hereby replaces Exhibit 2.1 to the Form 8-K as filed on December 22, 2009. This Amendment also corrects the title of Exhibit 99.3 to read: “Notices of Resignation of directors dated December 14, 2009.”
     Except as described above, all other information in and exhibits to the Form 8-K remain unchanged.
Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On December 16, 2009, Sunair Services Corporation, a Florida corporation (“Sunair”) and Massey Services, Inc., a Florida corporation (“Massey”), closed the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of September 28, 2009 (the “Merger Agreement”) by and among Sunair, Massey and Buyer Acquisition Company, Inc., a Florida corporation and wholly owned subsidiary of Massey (“Merger Sub”). As a result of the Merger, Merger Sub merged with and into Sunair, Sunair became a wholly-owned subsidiary of Massey, and all outstanding shares of common stock of Sunair other than shares held by the Massey, Merger Sub or their affiliates (the “Non-Massey Shareholders”) were converted into the right to receive an amount per share in cash of $2.75.
     On December 16, 2009, Sunair filed the Articles of Merger which also reported a change in the directors and officers of Sunair (the “Articles of Merger”). On that same date, Sunair also filed the Amended and Restated Articles of Incorporation with respect to Sunair’s articles of incorporation, authorized shares, registered agent, principal office and mailing address (“Restated Articles”) with the Florida Department of State, Division of Corporations (the “Division”). Both documents were approved by the Division on that same date. Additionally, the Bylaws for Sunair were amended and restated on December 16, 2009 (the “Restated Bylaws”). In a press release issued on December 17, 2009, Massey announced the closing of the Merger, which press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 1.01. The Articles of Merger are filed as Exhibit 99.4 to this Form 8-K, which information is incorporated herein by reference.
     Subsequent to the Merger, the following events occurred:
(i)	Effective December 17, 2009, the surviving company, Sunair, merged with and into Sunair Sub, LLC, a Florida limited liability company and wholly owned subsidiary of Massey (“Sunair Sub”).

(ii)	Effective December 18, 2009, Middleton Pest Control, Inc. (“Middleton”), a Florida corporation and subsidiary of Sunair Southeast Pest Holdings, Inc., a Florida corporation and wholly owned subsidiary of Sunair, merged with and into Massey. The Articles of Merger between Middleton and Massey is filed as Exhibit 99.6 to this Form 8-K, which information is incorporated herein by reference.

(iii)	On December 21, 2009, Sunair Southeast Pest Holdings, Inc., a Florida corporation and wholly-owned subsidiary of Sunair, was voluntarily dissolved.

(iv)	On December 21, 2009, Sunair Communications, Inc., a Florida corporation and subsidiary of Sunair, was voluntarily dissolved.
     The description of the Merger Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the text of the Merger Agreement set forth in Exhibit 2.1.
Business
     A description of Massey’s business is included in the Definitive Proxy Statement (“Proxy Statement”) under “Massey Services, Inc.” on page 17, which information is incorporated herein by reference. A copy of the Proxy Statement is filed as Exhibit 99.2 to this Form 8-K.
Security Ownership of Certain Beneficial Owners and Management
     As described above, in connection with the Merger, (i) Massey became the sole shareholder of Sunair, and (ii) all outstanding shares of Sunair’s common stock held by the Non-Massey Shareholders at the time of the Merger were converted into the right to receive an amount per share in cash of $2.75 and the Non-Massey Shareholders ceased to have ownership interests in Sunair or rights as Sunair shareholders. Therefore, as of the completion of the Merger, the Non-Massey Shareholders no longer participate in Sunair’s future earnings or growth and will not benefit from any appreciation in Sunair’s value. Further information regarding the beneficial ownership of Sunair’s common stock following the completion of the Merger is available in the Proxy Statement under “Merger Consideration” on page 38, which information is incorporated herein by reference. Additional information is available in the Merger Agreement under Article II: “Conversion of Securities; Exchange of Certificates” beginning on page A-2, which is incorporated herein by reference. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

     Also at the effective time of the Merger, all outstanding options to purchase shares of common stock were cancelled and were converted into the right to receive a cash payment equal to the excess, if any, of $2.75 per share in cash over the exercise price per share of the option, multiplied by the number of shares subject to the applicable option, whether or not exercisable. Information on the effect of the Merger on stock options and warrants held in Sunair may specifically be found in the Proxy Statement under “Effect on Stock Options” and “Effect on Warrants” on page 39, which information is incorporated herein by reference.
Directors and Executive Officers
     The directors and officers of Merger Sub immediately prior to the completion of the Merger became the directors and officers of the surviving corporation, Sunair. The information on the identity of directors and executive officers as set forth in Item 5.02 is incorporated herein by reference. Information regarding severance compensation of some of Sunair’s executive officers as a result of the Merger is included in the Proxy Statement under “Change of Control Provisions in Employment and Retention Agreements” on page 34, which information is incorporated herein by reference.
Indemnification of Directors and Officers
     As described in the Merger Agreement under Section 6.03: “Directors’ and Officers’ Indemnification” on page A-21, which information is incorporated herein by reference, Massey will indemnify and hold harmless all past and present officers and directors of Sunair to the fullest extent permitted by applicable law and Sunair’s Restated Articles and Restated Bylaws, subject to any limitation imposed from time to time under applicable law, for acts or omissions occurring at or prior to the effective time of the Merger. In addition, prior to the closing, Sunair purchased a six year prepaid (or “tail”) directors’ and officers’ liability insurance policy in respect of acts or omissions occurring at or prior to the effective time of the Merger for six years from the effective time.
Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     As described above, as a result of the Merger which became effective on December 16, 2009, Massey acquired all of Sunair’s outstanding equity interest and Sunair became a wholly-owned subsidiary of Massey. The total consideration for the Merger, including but not limited to the consideration paid to Sunair’s Non-Massey Shareholders, was approximately $51,555,132.60, which was paid to Sunair in cash. All outstanding shares of Sunair’s common stock held by Non-Massey Shareholders were converted at the closing into the right to receive an amount per share in cash of $2.75. Information on the effect of the Merger on stock options and warrants held in Sunair may specifically be found in the Proxy Statement under “Effect on Stock Options” and “Effect on Warrants” on page 39, which information is incorporated herein by reference.
     A description of the Merger and the Merger Agreement is described in the Proxy Statement under “The Merger” beginning on page 17 and “The Merger Agreement” beginning on page 38, which information is incorporated herein by reference.
     In addition, the information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.
Section 3 — Securities and Trading Markets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the closing of the Merger, Sunair notified the American Stock Exchange (“AMEX”) that, at the effective time of the Merger on December 16, 2009, common stock of Sunair’s Non-Massey Shareholders was converted into the right to receive $2.75 in cash and requested that AMEX file with the Securities and Exchange Commission an application on Form 25 to report that the common stock of Sunair is no longer listed on AMEX. AMEX submitted the application on Form 25 under 17 C.F.R. 240.12d2-2(a)(3) to the Securities and Exchange Commission on December 17, 2009.
Item 3.03. Material Modification to Rights of Security Holders.

     As described above, in connection with the closing of the Merger and in accordance with the Proxy Statement under “Articles of Incorporation and Bylaws” on page 38, which information is incorporated herein by reference, Sunair’s Restated Articles were amended in their entirety to be identical to the articles of incorporation of Merger Sub on December 16, 2009. The Restated Articles made amendments to, among others, the authorized shares of Sunair, the registered agent, principal office, mailing address, and board of directors, and replaced Sunair’s Articles of Incorporation in their entirety. The Restated Articles are filed as Exhibit 3.1 hereto, which information is incorporated herein by reference. The Restated Bylaws of Sunair are filed as Exhibit 3.2 hereto, which information is incorporated herein by reference.
     In addition, the information set forth in Item 1.01 is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.01. Changes in Control of Registrant.
     As described above, on December 16, 2009, Sunair closed the Merger with Massey and Merger Sub, as a result of which Sunair became a wholly-owned subsidiary of Massey. As described above, the total consideration for the Merger, including but not limited to the consideration paid to Sunair’s Non-Massey Shareholders, was approximately $51,555,132.60. Information about the sources of these funds is included in the Proxy Statement under “Financing” beginning on page 45, which information is incorporated herein by reference. The Non-Massey Shareholders received merger consideration in an amount per share in cash of $2.75 in exchange for the cancellation of their existing Sunair securities. A description of the Merger and the Merger Agreement is described in the Proxy Statement under “The Merger” beginning on page 17 and “The Merger Agreement” beginning on page 38, which information is incorporated herein by reference.
     After the completion of the Merger, as discussed above, Sunair merged with and into Sunair Sub, a wholly owned subsidiary of Massey, on December 17, 2009. As a result of that merger, the directors and officers listed in Item 5.02 of this Form 8-K as the incoming directors and officers of Sunair were replaced by Harvey L. Massey, as manager of Sunair Sub, LLC.
     In addition, the information set forth in Item 1.01 and Item 5.02 of this Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     Effective upon the closing of the Merger and as a result of the Merger, the following persons resigned and are no longer members of Sunair’s board of directors: Mario B. Ferrari, Arnold Heggestad, Richard C. Rochon, Steven P. Oppenheim, Robert C. Griffin, Joseph S. DiMartino, and Charles P. Steinmetz. Copies of the notices of resignation of these directors are filed as Exhibit 99.3 to this Form 8-K. Effective upon the closing of the Merger and as a result of the Merger, the following persons ceased to be executive officers of Sunair: Jack I. Ruff (President, Chief Executive Officer) and Edward M. Carriero (Chief Financial Officer).
     The following table sets forth Sunair’s current directors and executive officers who were elected as of December 16, 2009, as a result of the Merger:

Name	Date of Birth	Position	Term	Footnote
Harvey L. Massey	12/28/1941	Director and Chief Executive Officer	(1)	(2)
Anthony L. Massey	09/10/1966	President and Chief Operating Officer	(3)	(4)
Gwyn Elias	12/06/1947	Vice President and Chief Financial Officer	(3)

(1)	Sunair’s directors are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

(2)	Harvey L. Massey is the father of Anthony L. Massey.

(3)	All officers are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next Annual Meeting of Directors or until their successors are duly elected and qualified.

(4)	Anthony L. Massey is the son of Harvey L. Massey.
     As described in Item 1.01 and Item 5.01 above, which information is incorporated herein by reference, after the completion of the Merger, Sunair merged with and into Sunair Sub, a wholly owned subsidiary of Massey, on December 17, 2009. As a result of that merger, the directors and officers listed in this Item 5.02 as the incoming directors and officers of Sunair were replaced by Harvey L. Massey, as manager of Sunair Sub, LLC.
Below is a summary of the business experience of Sunair’s director and Sunair’s executive officers:
     Harvey L. Massey
     Since entering the pest control industry in February 1963, Harvey Massey has enjoyed a truly remarkable career. He began as a service technician with Orkin Pest Control Company and within 11 years became Orkin’s youngest Vice President in company history. After 16 years with Orkin, he joined Terminix International as Sr. Vice President of Operations. In six years with Terminix, the company went from $40 million in annual revenues to over $100 million. In February 1985, he left Terminix and purchased Walker Chemical and Exterminating Company in Orlando, Florida. He renamed the company Massey Services, Inc. in January 1987.
     As a 45-year veteran of the industry, Harvey Massey has served in a variety of leadership positions in the pest management industry. He served on the Board of Directors and Executive Board of the National Pest Management Association (NPMA). He is a Past Chairman of the Pest Control Research and Advisory Board of the Florida Department of Agriculture and Consumer Services, and was the first Chairman of the Professional Pest Management Alliance.
     In addition to operating his business and serving his industry, Mr. Massey is a highly-active and visible community citizen. Mr. Massey is Chairman of the Winter Park Memorial Hospital Foundation Board and Director of the Center for Advanced Entrepreneurship of Rollins College. He currently serves on the Board of Directors of Wachovia National Bank and was elected to the Board of Directors of the Pontifical Irish College in Rome, Italy.
     Mr. Massey has led a variety of community-based organizations as well. He is former Vice Chairman of the Orlando-Orange County Expressway Authority Board, Past President of Florida Citrus Sports, was Chairman of the Orange County Arts and Cultural Affairs Task Force and is a former Board Member of the Orlando Regional Chamber of Commerce, Orlando-Orange County Convention and Visitors Bureau, Dr. Phillips, Inc., Stetson University, the National Conference for Community and Justice (NCCJ) of Greater Orlando and Junior Achievement.
Anthony L. Massey
     Anthony (Tony) Massey learned the business from the ground up starting as a termite technician for Terminix International. Upon graduating with a Bachelor’s Degree in Corporate Finance and Investment Management from the University of Alabama, he joined Massey Services, Inc. as a Manager Trainee in 1989 and was promoted to the position of Assistant Director of Finance. He went on to serve as the Director of Administration and Personnel prior to moving into operations as a General Manager. His performance resulted in him being tapped as the Region Manager for the Central Florida, North Georgia, and New Construction businesses, and in 2004 he was named Executive Vice President, Operations. Effective September 10, 2006, he was promoted to President and Chief Operating Officer and is responsible for all operations of Massey Services, Inc.
     Tony’s community involvement centers around Junior Achievement, Florida Citrus Sports, the organization that puts on the annual Florida Citrus Bowl football game, as well as the Orlando Museum of Art, where he serves on the Board of Directors. In addition to several technical certifications, Tony completed the OPM Key Executives Program at Harvard’s Graduate School of Business Administration.
Gwyn Elias

     Mr. Gwyn Elias joined Massey Services, Inc. in January 1987 and served the company as Senior Vice President and Chief Financial Officer. In July 1999, Mr. Elias took a short break from employment with Massey, but returned to the company in the same capacity in June 2006. He has been serving Massey since that date.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The information on amendments made to Sunair’s Articles of Incorporation and Bylaws is included in Item 3.03 of this Form 8-K, which information is incorporated herein by reference.
Section 8 — Other Events
Item 8.01 Other Events
     Other Events. Sunair intends to file by December 28, 2009 a Form 15 to deregister Sunair’s securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend Sunair’s obligations to file reports with the Securities and Exchange Commission. As a result of this filing, Sunair will cease to be a public reporting company.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
2.1 Agreement and Plan of Merger dated as of September 28, 2009, among Sunair Services Corporation, Massey Services, Inc. and Buyer Acquisition Company, Inc.
3.1 Amended and Restated Articles of Incorporation as filed with the Florida Department of State on December 16, 2009
3.2 Amended and Restated Bylaws dated December 16, 2009.
99.1 Press Release of Sunair Services Corporation dated December 17, 2009
99.2 Definitive Proxy Statement dated November 20, 2009
99.3 Notices of Resignation of directors dated December 14, 2009
99.4 Articles of Merger between Sunair Services Corporation and Buyer Acquisition Company, Inc. as filed with the Florida Department of State on December 16, 2009
Additional Information and Where to Find It.
     In connection with the Merger, Sunair filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on October 2, 2009. Shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and any other relevant documents filed by Sunair with the SEC when they become available, because they will contain important information about the Merger. Copies of the filings may also be obtained without charge from Sunair by directing a request to: 315 Groveland Street, Orlando FL 32804, Chief Financial Officer (telephone: (407) 645-2500).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: December 22, 2009	By:	/s/ Harvey L. Massey
Harvey L. Massey
Chief Executive Officer

EXHIBIT LIST
2.1 Agreement and Plan of Merger dated as of September 28, 2009, among Sunair Services Corporation, Massey Services, Inc. and Buyer Acquisition Company, Inc.
3.1 Amended and Restated Articles of Incorporation as filed with the Florida Department of State on December 16, 2009
3.2 Amended and Restated Bylaws dated December 16, 2009.
99.1 Press Release of Sunair Services Corporation dated December 17, 2009
99.2 Definitive Proxy Statement dated November 20, 2009
99.3 Notices of Resignation of directors dated December 14, 2009
99.4 Articles of Merger between Sunair Services Corporation and Buyer Acquisition Company, Inc. as filed with the Florida Department of State on December 16, 2009